                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(A) of
                       the Securities Exchange Act of 1934


[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           PHOTOGEN TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

                           (1) Title of each class of securities to which transaction applies:

                           (2) Aggregate number of securities to which transaction applies:

                           (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:

                           (4)      Proposed maximum aggregate value of
                                    transaction:

                           (5)      Total fee paid:
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                          (1)      Amount Previously Paid:

                          (2)      Form, Schedule or Registration Statement
                                    No.:

                           (3)      Filing Party:

                           (4)      Date Filed:

                           PHOTOGEN TECHNOLOGIES, INC.
                             140 Union Square Drive
                               New Hope, PA 18938


NOTICE OF 2001 ANNUAL MEETING
OF STOCKHOLDERS AND PROXY STATEMENT
                                                                  April 23, 2001

         The 2001 annual meeting of stockholders of Photogen Technologies, Inc., a Nevada corporation (the "Company"), will be held on Monday, May 7, 2001, at 10:00 a.m., Chicago time, at the Ritz Carlton Hotel, 160 East Pearson Street, Chicago, Illinois. The purposes of the meeting are to:

                  1.       Elect seven directors;

                  2. Approve the Company issuing more than 20% of its outstanding Common Stock in future financing transactions;

                  3. Approve the Senior Executive Long Term Incentive Compensation Plan;

                  4. Ratify the appointment of BDO Seidman, LLP as the Company's independent certified public accountants for 2001; and

                  5. Transact such other business as may properly come before the meeting or any adjournment.

         Stockholders are cordially invited to attend the meeting. IF YOU PLAN TO ATTEND, PLEASE NOTIFY THE COMPANY BY APRIL 30, 2001. Space is limited. Only stockholders holding common shares and Series B preferred shares of record at the close of business on April 2, 2001 will be entitled to notice of the annual meeting and to vote at the meeting or any adjournment. A list of stockholders of the Company entitled to vote at the meeting will be available for inspection by stockholders at the Company's office, for ten days before the annual meeting during normal business hours.

         PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DECIDE TO ATTEND THE MEETING, YOU MAY, IF DESIRED, REVOKE THE PROXY AND VOTE THE SHARES IN PERSON. ATTENDANCE AT THIS MEETING DOES NOT ITSELF SERVE TO REVOKE YOUR PROXY.

                                       By Order of the Board of Directors,

                                       /s/ Eric Wachter
                                       -----------------------------------
                                       ERIC WACHTER, PH.D.
                                       SECRETARY

                           PHOTOGEN TECHNOLOGIES, INC.
                             140 UNION SQUARE DRIVE
                               NEW HOPE, PA 18938

                                 PROXY STATEMENT
                                       FOR
                       2001 ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 7, 2001


GENERAL INFORMATION

         Photogen Technologies, Inc. ("we," "us," "our," or the "Company") is furnishing this Proxy Statement to holders of its Common Stock, par value $.001 per share ("Common Stock"), and Series B Convertible Preferred Stock, $.01 par value per share ("Series B Preferred"), in connection with the solicitation of Proxies on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held at 10:00 a.m. Chicago time on Monday, May 7, 2001 (the "Annual Meeting"). The Annual Meeting will be held at the Ritz Carlton Hotel, 160 East Pearson Street, Chicago, Illinois.

         SHAREHOLDERS ENTITLED TO VOTE. Only stockholders of record at the close of business on April 2, 2001 are entitled to notice of and to vote at the Annual Meeting. Stockholders will be solicited by mail on or about April 23, 2001. On all matters that may come before the Annual Meeting, each holder of Common Stock will be entitled to one vote for each share of Common Stock he or she holds at the close of business on April 2, 2001; and each holder of Series B Preferred will be entitled to the number of votes equal to the number of shares of Common Stock into which such holder's Series B Preferred is convertible as of April 2, 2001.

         The holders of a majority of the shares of voting stock entitled to vote and present in person or represented by proxy will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum; but will not be counted to determine whether the stockholders have approved any given proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

         At April 2, 2001 there were approximately 37,525,421 shares of Common Stock outstanding and entitled to one vote per share; and 357,280 shares of Series B Preferred stock outstanding and entitled to a total of 428,736 votes. We also have approximately 12,856 shares of Series A Preferred Stock outstanding, but they are not entitled to vote on the matters being voted upon at the Annual Meeting.

         We are the record holder of 20,130 shares of Common Stock (less than 0.1% of the outstanding Common Stock) as exchange agent for stockholders who have not turned in their shares of our predecessor (Bemax Corporation) in exchange for Company shares with respect to previous reverse splits of the Common Stock. Proxy materials will be delivered to the last known addresses of those stockholders. If any of those stockholders votes at the Annual Meeting (by Proxy or attending the Annual Meeting), we will record their votes in accordance with their direction. We will treat shares held by such stockholders who do not vote as broker non-votes.

         HOW TO VOTE. Please sign, date and return the enclosed Proxy promptly. If your shares are held in the name of a bank, broker or other holder of record (that is, in "street name") you will receive instructions from the holder of record that you must follow for your shares to be voted. The Board of Directors recommends that you vote FOR each of the four proposals to be considered in the Annual Meeting.

         CHANGING YOUR VOTE. Returning your completed Proxy will not prevent you from voting in person at the Annual Meeting if you are present and wish to vote. You may attend the Annual Meeting, revoke your Proxy and vote in person if you desire to do so, but attending the Annual Meeting will not by itself revoke your Proxy. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting. You may revoke your Proxy at any time before it is exercised by either giving written notice of revocation to the Company's Secretary or by submitting a new Proxy dated after the revoked Proxy to us before the Annual Meeting.

         Shares represented by executed Proxies that are not revoked will be voted in accordance with the instructions in the Proxy or, in the absence of instructions, in accordance with the recommendations of the Board of Directors. The election of directors requires a plurality of the votes cast by the holders of the voting stock. A "plurality" means that the individuals who receive the largest number of affirmative votes cast are elected as directors up to the maximum number of directors to be chosen at the Annual Meeting. The affirmative vote of the holders of a majority of the voting stock present in person or represented by proxy and entitled to vote is required to approve any other matter to be acted upon at the Annual Meeting.

         PROXY SOLICITATION. We will pay all expenses of the solicitation, including the cost of preparing, assembling and mailing the proxy solicitation materials. We expect to reimburse brokerage houses, custodians, nominees and fiduciaries on request for reasonable out-of-pocket expenses they incur in connection with forwarding solicitation material to the beneficial owners of our stock.

         DISSENTERS' RIGHTS OF APPRAISAL. There are no dissenters' rights of appraisal in connection with the matters to be voted on at the Annual Meeting.

         STOCKHOLDER PROPOSALS. Stockholders interested in presenting a proposal for consideration at our annual meeting of stockholders in 2002 may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and our Bylaws. To be eligible for inclusion, the Company's Corporate Secretary must receive stockholder proposals no later than December 31, 2001.

                                   PROPOSAL 1

                           ELECTION OF SEVEN DIRECTORS
                       TO THE COMPANY'S BOARD OF DIRECTORS

         The Company's Board of Directors currently consists of seven directors. Nominees for election at the Annual Meeting of Stockholders to the next Board of Directors are listed below. If elected, each nominee will serve as a director until the Company's Annual Meeting of Stockholders in 2002, and until his successor is elected and qualified or until his earlier death, retirement, resignation or removal. If a nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we do not currently anticipate that this will occur), the Proxies may be voted for a substitute nominee as the Board may designate.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

         DIRECTOR NOMINEES

         The table below sets forth the seven director nominees to be elected at this meeting, and information concerning their age and position with the Company. All of the following director nominees are incumbent directors and none of these individuals, except for Mr. McKeever, is a director of any other company subject to the reporting requirements under the federal securities laws.

                        NAME                         AGE                             POSITION
------------------------------------------- ------------- ------------------------------------------------------
     Taffy J. Williams, Ph.D. (1)                     51       Director, President and Chief Executive Officer
     Theodore Tannebaum (1)                           67       Chairman of the Board
     Eric Wachter, Ph.D.                              38       Director, Vice President, Secretary
     Robert J. Weinstein, M.D. (1)(2)(3)              55       Director
     Lester H. McKeever, Jr. (2)(3)                   66       Director, Chairman of the Audit Committee
     Gene Golub (2)                                   70       Director
     Aidan King                                       30       Director

           (1) Member of the Executive Committee
           (2) Member of the Audit Committee
           (3) Member of the Compensation Committee

         A brief discussion of the business experience of each director nominee during the past five years is set forth below.

         TAFFY J. WILLIAMS, PH.D., has served as President, Chief Executive Officer and a Director of the Company since May 17, 2000. Prior to joining the Company, Dr. Williams served as CEO and President of PANAX Pharmaceuticals for two and half years and President of InKine Pharmaceuticals for two years. He received his Bachelor of Science in Chemistry from the University of Notre Dame and his Ph.D. in Chemistry from the University of South Carolina.

         THEODORE TANNEBAUM, has served as a Director and Chairman of the Board of the Company since May 17, 2000. He was Chairman of the Board of HMO America, Inc. and is currently a private investor. During the last five years, Mr. Tannebaum has also been involved in the development and production of films and other theatrical productions through Lakeshore Entertainment Film Production Co. of which he is Chairman of the Board. He received a law degree from DePaul University and a business degree from Roosevelt University, both in Chicago, Illinois.

         ERIC A. WACHTER, PH.D., has served as a Director, Secretary and employee of the Company since May 16, 1997, and he was appointed as a Vice President in 1999. Dr. Wachter is a physical-analytical chemist who concentrates in the fields of biochemistry, optical spectroscopy and instrumentation research and development. He is primarily responsible for developing and demonstrating the functional feasibility of the laser system hardware, including focusing and targeting. He is also responsible for development of nontherapeutic laser applications. He received a Ph.D. in chemistry from the University of Wisconsin-Madison and a B.S. in chemistry (cum laude) in the honors program from Indiana University, Bloomington. Dr. Wachter is one of the founders of Photogen L.L.C., and for the three years prior to May 1997 he was associated with the Oak Ridge National Laboratory.

         ROBERT J. WEINSTEIN, M.D., has served as a Director of the Company since May 16, 1997. He is currently a private investor. During the last five years, Dr. Weinstein served as Chief Executive Officer of HMO America, Inc. and subsequently held the same position in United HealthCare of Illinois when United HealthCare acquired HMO America in 1993. On January 1, 1996 he became a consultant to United HealthCare Corporation. He received his medical degree from Chicago Medical School and received a B.A. from Hunter College in New York.

         LESTER H. MCKEEVER, JR., has served as a Director of the Company since June 17, 1998. Mr. McKeever is Managing Principal of the firm of Washington, Pittman & McKeever, LLC, a Chicago, Illinois firm of certified public accountants and consultants providing a broad range of professional services, and has held a similar position with that firm since 1976. Mr. McKeever is a former Chairman of the Federal Reserve Bank of Chicago, a position Mr. McKeever held for three years ending December 31, 1999, and he serves as a director of MBIA Insurance Corp. of Illinois, Worldwide Broadcasting, Inc., People's Energy Corporation, and Printing Specialties, Inc. Mr. McKeever also serves on several not-for-profit boards and councils, including the Chicago Urban League (formerly Chairman of the Board), Business Advisory Counsel University of Illinois College of Commerce at Urbana-Champaign, and the Chicago Symphony Orchestra Association. Mr. McKeever received his B.S. degree in accounting from the University of Illinois at Urbana-Champaign and his J.D. with distinction from the IIT-Chicago Kent College of Law.

         GENE GOLUB, has served as a Director of the Company since May 17, 2000. Mr. Golub has also served as Chairman of Golub & Company, a company he founded in 1961, which with its affiliates has been involved in more than $2 billion in real estate transactions. Under Mr. Golub's leadership, the Golub companies have owned, developed or operated more than 25 million square feet of office, residential and mixed-use properties in the United States and abroad. Mr. Golub is active in numerous Chicago based charitable organizations and was inducted into the Chicago Association of Realtors Hall of Fame in 1999.

         AIDAN KING, has served as a Director of the Company since May 17, 2000. Since 1995, Mr. King has served in various capacities for Elan Corporation plc and its affiliates. He is currently Vice President, Business Development for Elan, a position he has held since 1999, where he evaluates strategic partnerships and joint venture opportunities for Elan. Mr. King received his Bachelor of Science in Pharmacy from Trinity College in Dublin, Ireland and his Masters of Business Administration from the Michael Smurfit Graduate School of Business, University College in Dublin, Ireland.

         THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH DIRECTOR
NOMINEE.

         EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

         The recent business experience of our other executive officers and significant employees follows.

         BROOKS BOVEROUX, age 57, has served as the Company's Senior Vice President - Finance, Chief Financial Officer and Treasurer since August 1, 2000. For the past five years and prior to joining the Company, Mr. Boveroux served as Chief Financial Officer and Vice President of Investor Relations for The Liposome Company, Inc., Chief Financial Officer of Synergy Pharmaceuticals, Inc. and as a consultant advising corporations in the area of corporate finance. He is a graduate of Hamilton College and received his Masters of Business Administration in Finance from the Wharton School of the University of Pennsylvania.

         CRAIG DEES, PH.D., age 45, has served as an employee of the Company since May 16, 1997 and was a Director of the Company for three years ending May 2000. Dr. Dees is a molecular biologist who concentrates in the related fields of molecular virology, microbiology, immunology and biochemistry. He is primarily responsible for researching and developing photodynamic therapy protocols, photoactive pharmaceuticals, and targeting systems, as well as for demonstrating the safety and efficacy of that technology in animals. Dr. Dees is one of the founders of Photogen L.L.C., and for the three years prior to May 1997 he was associated with the Oak Ridge National Laboratory. He received a Ph.D. in molecular biology from the School of Veterinary Medicine, University of Wisconsin-Madison, an M.S. in immunology from the School of Veterinary Medicine of Auburn University and a B.S. in microbiology from Brigham Young University.

         WALTER G. FISHER, PH.D., age 36, has served as an employee of the Company since May 16, 1997 and was a Director of the Company for three years ending May 2000. Dr. Fisher is a physical-analytical chemist who concentrates in the related fields of molecular spectroscopy, non-linear laser physics and photochemistry. He is primarily responsible for developing specific laser activation requirements for photoactive drugs, and for demonstrating imaging feasibility. Dr. Fisher is one of the founders of Photogen L.L.C., and for the three years prior to May 1997 he was associated with the Oak Ridge National Laboratory. He received a Ph.D. in chemistry from Purdue University and a B.S. in chemistry from the University of Cincinnati.

         REINHARD KOENIG, PH.D., M.D., RAC, age 40, has served as the Company's Senior Vice President of Medical and Regulatory Affairs since January 4, 2001. He is primarily responsible for regulatory affairs and clinical development activities. From 1996 through 1999, Dr. Koenig held various positions at Collagen Aesthetics, Inc. including Vice President - Medical Affairs, Vice President - Medical and Regulatory Affairs and Chief Scientific Officer. From 1999 until he joined the Company, Dr. Koenig was a principal in Biosceinces Corporation where he provided consulting services in Phase 2 though Phase 4 product development for pharmaceutical drugs, biological and medical devices. Dr. Koenig received his bachelor and doctorate degrees in Toxicology and Pharmacology at Philipps University in Marburg, Germany.

         TIMOTHY SCOTT, PH.D., age 42, has served as an employee of the Company since November 1, 1997 and Chief Operating Officer since October 25, 1999. Dr. Scott has experience in the fields of chemical separations, material science, and biotechnology. He served as the Company's Interim President, CEO, Chief Financial Officer and Treasurer from February 2000 through May 2000 and was a Director of the Company for three years ending May 2000. Dr. Scott is one of the founders of Photogen, L.L.C., and prior to November 1997 he was associated with Oak Ridge National Laboratory. Dr. Scott received his Ph.D. in chemical engineering from the University of Wisconsin-Madison, and a B.S. in chemical engineering from the University of Tennessee-Knoxville.

         DIRECTOR'S MEETINGS AND COMMITTEES

         During the fiscal year ended December 31, 2000, the Board of Directors held six meetings and acted by unanimous written consent on six other occasions. Each director serving on the Board of Directors in fiscal year 2000 attended at least 75% of all meetings of the Board of Directors and the Committees on which he serves. The following table reflects the standing Committees of the Company, the members of each Committee, each Committee's functions and the number of meetings each Committee held during the fiscal year ended December 31, 2000.

--------------------------------------------------------------------------------------------------------------------
           NAME OF COMMITTEE
              AND MEMBERS                                FUNCTIONS OF COMMITTEE                        MEETINGS
--------------------------------------------------------------------------------------------------------------------
EXECUTIVE COMMITTEE                      -    responsible for management of operations                1
                                              delegated to it from time to time by the Board
Taffy J. Williams, Ph.D.                      of Directors
Theodore Tannebaum
Robert J. Weinstein, M.D.                -    provides general oversight of certain
                                              business functions
--------------------------------------------------------------------------------------------------------------------
AUDIT COMMITTEE                          -    responsible for meeting with our independent            4
                                              public accountants and reviewing the scope and
Lester H. McKeever, Chairman                  results of auditing procedures and our
Robert J. Weinstein, M.D.                     accounting procedures and controls
Gene Golub
                                         -    provides general oversight for the
                                              accounting principles employed in our financial
                                              reporting
--------------------------------------------------------------------------------------------------------------------
COMPENSATION COMMITTEE                   -    responsible for reviewing the performance               3
                                              and total compensation package for executive
Lester H. McKeever                            officers, including our President and Chief
Robert J. Weinstein, M.D.                     Executive Officer

                                         -    considers modification of existing
                                              compensation and employee benefit programs and
                                              the adoption of new plans

                                         -    administers our 1998 and 2000 Long
                                              Term Incentive Compensation Plans
                                              and Senior Executive Long Term
                                              Incentive Compensation Plan,
                                              401(k), profit sharing plan and
                                              similar employee benefit plans

                                         -    reviews compensation and benefits, of
                                              consultants and non-employee directors
--------------------------------------------------------------------------------------------------------------------

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the approximate beneficial ownership of our Common Stock as of March 23, 2001 by directors and executive officers of the Company who have held such position at any time during the 2000 fiscal year, and any person or group known to us to be the owner of more than five percent of our Common Stock. Shares beneficially owned by the individuals below through family partnerships or other entities they control are included in the number of shares listed for that individual.

                       NAME AND ADDRESS                         SHARES OF COMMON STOCK             PERCENT OF
                      OF BENEFICIAL OWNER (1)                   BENEFICIALLY OWNED (6)         CLASS OUTSTANDING (7)
                      -----------------------                   ----------------------         ---------------------
   EXECUTIVE OFFICERS AND DIRECTORS:
         Brooks Boveroux                                                    0                              *
         140 Union Square Drive
         New Hope, PA 18938

         Gene Golub                                                    94,535(3)                           *
         625 North Michigan Ave., Ste 2000
         Chicago, IL 60611

         Aidan King                                                         0(4)                           *
         Elan Corporation, plc
         345 Park Avenue; 41st Floor
         New York, NY 10154-1002

         Lester H. McKeever, Jr.                                       74,000(2)                           *
         819 South Wabash Avenue
         Chicago, IL 60605

         Timothy Scott, Ph.D.                                       4,507,667                           11.9

         John Smolik                                                4,500,267                           11.9
         (Director of Photogen, Inc.)
         119 Tanasi Court
         Loudon, TN  37774

         Theodore Tannebaum                                         2,116,921                            5.6
         875 N. Michigan Avenue
         Suite 2930
         Chicago, IL 60611-1901

         Eric A. Wachter, Ph.D.                                     4,524,667                           11.9

         Robert J. Weinstein, M.D.                                  3,449,421                            9.1
         and Lois Weinstein
         875 N. Michigan Avenue; Suite 2930
         Chicago, IL 60611-1901

         Taffy J. Williams, Ph.D.                                           0                              *
         140 Union Square Drive
         New Hope, PA 18938

         All directors and executive officers as a group           19,267,478                           50.8
         (10 persons)

   OTHER SHAREHOLDERS:
         Craig Dees, Ph.D.                                          4,521,667                           11.9

         Walter F. Fisher                                           4,504,167                           11.9

                                       8


         Stuart P. Levine                                           3,291,621                            8.7
         875 N. Michigan Avenue; Suite 2930
         Chicago, IL 60611-1901

         Parties to Voting Agreement (5)                           26,007,856                           68.5
         (6 persons)

   ---------------------
         * Constitutes two percent or less of the percent of class outstanding.
         (1) Unless otherwise indicated, the address of each person named in the table is c/o: Photogen, Inc., 7327 Oak Ridge Highway, Suite B, Knoxville, TN 37931.
         (2) Includes currently exercisable options to purchase 38,000 shares of Common Stock under the Company's 1998 Long Term Incentive Compensation
Plan.
         (3) Includes 6,279 shares of Series B Convertible Preferred Stock, which are currently convertible into 7,535 shares of Common Stock, and currently exercisable options to purchase 30,000 shares of Common Stock under the Company's 1998 Long Term Incentive Compensation Plan.
         (4) Mr. King is employed by an affiliate of Elan International Services, Ltd., which owns 12,856 shares of our Series A Convertible Exchangeable Preferred Stock, 461,538 shares of Common Stock, a warrant to acquire 100,000 shares of Common Stock and a note convertible into Common
Stock (as of March 23, 2001 there were no borrowings under the note). The Series A Preferred Stock is convertible into approximately 12,856 shares of Common Stock under certain circumstances after October 22, 2001. Mr. King disclaims beneficial ownership of the Common Stock (including the warrant and the note) and the Series A Preferred Stock.
         (5) The parties to the Voting Agreement may be deemed to be a "group" within the meaning of Section 13(d)(3) of the Exchange Act. The
Voting Agreement is described below.
         (6) With respect to nominees, directors and executive officers, based on information furnished by the nominee, director or executive officer listed.
         (7) The percent of class outstanding includes Common Sock outstanding as of March 23, 2001 and the number of shares of Common Stock into which the outstanding shares of Series B Preferred are convertible.

         Drs. Wachter, Dees, Fisher, Scott and Mr. Smolik (the "Tennessee Stockholders") and Dr. Weinstein (the "Chicago Stockholder") are parties to an Amended and Restated Voting Agreement (the "Voting Agreement"). The Tennessee Stockholders and Chicago Stockholder together currently own beneficially 26,007,856 shares, or approximately 68.5% of the Company's outstanding Common Stock. The Voting Agreement currently provides that the Tennessee Stockholders and Chicago Stockholder will vote their shares of Common Stock (i) in accordance with the unanimous recommendation of the Board of Directors with respect to any amendments to the Articles of Incorporation or Bylaws, (ii) to fix the number of directors at seven, (iii) to elect to the Board of Directors five persons nominated by holders of 80% of the shares of the Tennessee Stockholders and two persons nominated by holders of 80% of the shares of the Chicago Stockholder (and to remove any such director at the request of the stockholders who nominated him), and (iv) to fix the number of directors on the Board's Executive Committee at three, two of whom will be selected by the Tennessee Stockholders and one of whom will be selected by the Chicago Stockholder. In addition, the Company agreed to comparable voting requirements and restrictions with respect to Photogen, Inc. in its capacity as sole stockholder of that corporation. The Voting Agreement has a term of 15 years, so long as the Tennessee Stockholders and Chicago Stockholder are the beneficial owners of 20% or more of the outstanding Common Stock during that period. The Tennessee Stockholders and Chicago Stockholder together control management of the Company.

         Mr. Smolik, and Drs. Scott, Wachter, Dees, Fisher, who as of March 23, 2001 collectively hold approximately 22,558,435 shares of Common Stock, have agreed not to sell or otherwise dispose of those shares for a period ending August 9, 2001, without the prior written consent of Theodore Tannebaum.

         There are no arrangements currently known to us that may result in a future change of control of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During the 2000 fiscal year, executive compensation was administered by the Compensation Committee comprised of two outside directors of the Board of Directors, Mr. McKeever and Dr. Weinstein.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         We have received a commitment from our Chairman of the Board and 5.6% stockholder, Theodore Tannebaum, to make a $1 million credit facility available to us. If we use Mr. Tannebaum's credit facility, borrowings will bear interest at 6% per year and interest only will be paid annually, with the principal due in five years. The loan would be secured by a lien on all of our assets. There are currently no borrowings under this note. In addition, we are involved in a joint venture transaction with affiliates of Elan Corporation plc. Aidan King (one of our current directors who is nominated for reelection) is employed as Vice President, Business Development for Elan. That joint venture, called Sentigen Ltd., is involved in the development of lymphography diagnostic products and is described in our Form 10-K for the year ended December 31, 2000 under the heading "Sentigen Ltd.--Joint Venture With Elan Corporation," and in Note 3 to our Financial Statements (which discussion is incorporated into this Proxy Statement by reference).

EXECUTIVE COMPENSATION

         The following table sets forth compensation we paid to our executive officers (the "Named Officers") for services rendered us in all capacities during the year ended December 31, 2000.

                                                  SUMMARY COMPENSATION TABLE
                                                    ANNUAL COMPENSATION                   LONG TERM COMPENSATION
                                                                         Other    ----------Awards----------   Payouts        All
                                                                        Annual       Restricted    Securities                 Other
                                                                       Compensation    Stock       Underlying    LTIP        Compen-
            Name and                         Salary         Bonus         ($)         Award(s)      Options    Payouts       sation
       Principal Position           Year       ($)           ($)                      Award(s)        ($)        ($)           ($)
---------------------------------- ------- ------------ -------------- ---------- --------------------------- ----------- ---------
Taffy J. Williams, Ph.D.(2)         2000      $265,000  $66,250(3)     $    0          0         4,200,000         0        $   0
   Director, President and          1999        -              -            -          -             -            -             -
   Chief Executive Officer          1998        -              -            -          -             -            -             -

Brooks Boveroux(2)                  2000      $215,000  $32,250(3)     $    0          0         1,250,000         0      $     0
   Senior Vice President -          1999        -              -            -          -             -            -             -
   Finance, Chief Financial         1998        -              -            -          -             -            -             -
   Officer and Treasurer

John Smolik(1)                      2000      $125,000  $     0        $    0          0             0             0      $     0
   Former President,                1999      $125,000         -            -          -             -            -             -
   Treasurer, CEO, Chairman,        1998      $118,000         -            -          -             -            -             -
   and Chief Financial Officer

Timothy Scott, Ph.D. (1)            2000      $100,000  $17,000        $    0          0             0             0      $     0
   Senior Scientist, Vice           1999       $99,999         -            -          -             -            -             -
   President - Chief Operating      1998       $97,500         -            -          -             -            -             -
   Officer,  Interim President,
   Treasurer, CEO and Chief
   Financial Officer

Eric A. Wachter, Ph.D.              2000      $100,000  $11,000        $    0          0             0             0      $     0
   Director, Vice President.        1999       $99,999         -            -          -             -            -             -
   Secretary, Senior Scientist      1998       $97,500         -            -          -             -            -             -

         (1) Mr. Smolik resigned as President, Treasurer, CEO and Chief Financial Officer of Photogen Technologies, Inc. on February 3, 2000. He remains a Director and employee of Photogen, Inc. Timothy Scott served as Photogen Technologies, Inc.'s President, Treasurer, CEO and Chief Financial Officer from February 3, 2000 until May 17, 2000 when Dr. Williams was appointed President and Chief Executive Officer. Dr. Scott is also employed as the Chief Operating Officer and a research scientist for Photogen, Inc.
         (2) These individuals were hired at various times during 2000. The compensation reported here is their contractual annual salary for a full year.
         (3) Dr. Williams and Mr. Boveroux may be eligible to receive a special bonus in the event of a change in control, as described below in the section entitled, "Change in Control Agreements."

         We have Employment Agreements in place with Drs. Williams, Scott, and Wachter and with Messrs. Boveroux and Smolik. Each Employment Agreement has a term expiring between 2002 and 2003 (subject to earlier termination for cause) and provides that while we employ the individual and for a period of two years after termination he will not engage in activities that compete with our business. The Employment Agreements also require the employee to disclose to the Board of Directors all inventions or other intellectual property discovered or made by the employee during his employment and twelve months thereafter, if those inventions are related to or useful in our business, or result from duties assigned to that individual or from the use of any of our assets or facilities. Drs. Williams, Scott and

Wachter and Messrs. Boveroux and Smolik each receive typical health, life and disability insurance benefits that are available to our other salaried employees. These individuals are also eligible to defer a portion of their salary through our 401(k) plan, but the Company did not match or make any contributions to the 401(k) plan during the 2000 fiscal year nor does the Company maintain a pension plan.

         Officers generally serve at the discretion of the Board of Directors. We do not have any compensatory plans or arrangements resulting from resignation, retirement or any other termination of an executive officer's employment with us. However, the Employment contracts for Dr. Williams and Mr. Boveroux each provide for severance in the event we terminate their employment without cause. Upon termination without cause, Mr. Boveroux would be entitled to receive one year's salary and to exercise stock options pursuant to the applicable award agreements. Upon termination without cause, Dr. Williams would be entitled to a severance payment equal to his annual salary if terminated during the first year of his employment, 1.5 times his salary if terminated during the second year and 2 times his then current salary if terminated during the third or subsequent years. Dr. Williams would be entitled to exercise all stock options granted to him pursuant to his award agreements.

CHANGE IN CONTROL AGREEMENTS

         In the event of a change in control (as defined in each of the 1998 and 2000 Long Term Incentive Compensation Plans and the Senior Executive Long Term Incentive Compensation Plan), options granted under those plans accelerate and become fully vested. In addition, Dr. Williams and Mr. Boveroux may be eligible to receive a special bonus if we engage in a business combination (if another person or entity acquires more than 50% of our voting securities through merger or other transactions, if we sell substantially all of our assets, or if a similar change of control transaction occurs as described in the Senior Executive Long Term Incentive Compensation Plan) during the term of their employment or 24 months after termination:

                                                         The executive will be entitled to the
           If the business combination closes in the     following percentage of the aggregate
           following year of employment:                 consideration paid in the transaction:

                                                             DR. WILLIAMS            MR. BOVEROUX
                               1st                               0.7%                    0.3%
                               2nd                               1.4%                    0.6%
                      3rd through 24 months                      2.1%                    0.9%
                        after termination

Dr. Williams' special bonus is limited to a maximum of $10,000,000, and Mr. Boveroux's special bonus is limited to $3,600,000, payable in a lump sum in cash. In each case, the amount of the special bonus is reduced dollar for dollar by the value of each executive's options to acquire our Common Stock. For these purposes, the value of the executive's options is equal to the excess of the fair market value of the Common Stock subject to options on the date of the business combination over the exercise price for those shares. If either executive is terminated for cause, he will not be entitled to a special bonus for any business combination occurring after termination. Dr. Williams will not be entitled to vote as a director on any business combination transaction for which he would be eligible to receive a special bonus (although he may participate in the meetings and be counted toward a quorum). We have no other arrangements with the Named Officers concerning compensation payable upon a change of control.

DIRECTOR COMPENSATION

         Our directors receive no specified compensation for serving as directors, and we have no standard arrangements providing for such compensation. In December 2000, Messrs. McKeever and Golub, directors of the Company, each received an award of non-qualified options to acquire 30,000 shares of Common Stock under our 1998 Loan Term Incentive Compensation Plan at an exercise price of $2.75 per share. These options are immediately exercisable. In August 1998, Mr. McKeever received an award of non-qualified options under our 1998 Long Term Incentive Compensation Plan to acquire 20,000 shares of Common Stock at an exercise price of $13.25. These options vest over five years from the date of grant and currently Mr. McKeever may exercise options to acquire 8,000 shares.

         COMPENSATION COMMITTEE REPORT

         The Compensation Committee is comprised of two non-employee directors: Mr. Lester McKeever and Dr. Robert J. Weinstein. This Committee reviews and oversees our various incentive plans, evaluates performance and reviews compensation levels and other related matters for our senior executives. The Committee met three times in fiscal year 2000.

         The Committee's policy regarding executive compensation reflects a commitment to offer competitive compensation opportunities for our executive officers, so as to attract and retain quality executives, to provide incentives for executives to achieve performance objectives that enhance shareholder value, and to reward excellent performance. Accordingly, the Committee reviews and discusses with the Company (i) competitive base salaries, (ii) bonus arrangements to encourage that performance objectives are met, and (iii) stock option grants on terms designed to facilitate long-term strategic management and enhancement of shareholder value.

         The Committee believes that the current base salary or $265,000 for our Chief Executive Officer for fiscal year 2000 is appropriate in light of his contributions to the Company's management restructuring, establishing product development objectives, strengthening the research and development team, and providing the framework for obtaining equity financing. In considering the Chief Executive Officer's contribution to the Company's success, the Committee considers, among other things, his role in enhancing our growth, controlling costs, making efficient use of our assets and employees, and monitoring our operations. Additionally, to retain our highly skilled work force, we strive to remain competitive with the pay of other highly respected employers who compete with us for talent.

         The Committee may from time to time grant options to executive officers to further align their long-term interests with those of other shareholders. The Committee believes that stock options encourage the executives to employ strategies designed to enhance the long-term value of our Common Stock. During fiscal year 2000, the Committee approved awards of options under the Senior Executive Long Term Incentive Compensation Plan to Taffy J. Williams, Ph.D. (options to acquire 3,000,000 shares of Common Stock), and Brooks Boveroux (options to acquire 1,000,000 shares of Common Stock). Additionally, during fiscal year 2000, the Committee approved awards of options under the 1998 Long-Term Incentive Compensation Plan to Taffy J. Williams, Ph.D. (options to acquire 1,200,000 shares of Common Stock), Brooks Boveroux (options to acquire 250,000 shares of Common Stock), Lester H. McKeever (options to acquire 30,000 shares of Common Stock), and Gene Golub (options to acquire 30,000 shares of Common Stock). The Committee based the grants on a variety of factors, including expected future contribution to the Company's performance. The Committee may also grant stock options in the future based on these and other factors.

          DISCLAIMER. This report is being provided to the Company's stockholders solely for informational purposes. You should not consider this report or the stock price performance graph that follows to be "soliciting materials" or to be "filed" with the SEC. They are not subject to the SEC's proxy rules or to the liabilities of Section 18 of the U.S. Securities Exchange Act of 1934. In addition, this report and the performance graph shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Federal securities laws.

                                           COMPENSATION COMMITTEE

                                           Lester H. McKeever, Jr.
                                           Robert J. Weinstein, M.D.


STOCK OPTIONS

         The following table contains information concerning the grant of stock options during the 2000 fiscal year under our 1998 Long Term Incentive Compensation Plan and Senior Executive Long Term Incentive Compensation Plan to the Named Officers. To date, none of these options have been exercised.

                                      2000 STOCK OPTION GRANTS
                                                                  Individual Grants
                                      -----------------------------------------------------------------------------
                                       Number of        % of Total
                                      Securities         Options                                  Grant Date
                                      Underlying        Granted to     Exercise      Expiration    Present
                                       Options          Employees       Price           Date        Value
               Name                 Granted (#)(1)       in 2000        ($/Sh)                      ($)(2)
------------------------------------------------------------------------------------------------------------------
Taffy J. Williams, Ph.D.                3,000,000           54.9        $15.00          5/17/10    $20,220,000
Taffy J. Williams, Ph.D.                1,200,000           22.0         $2.75         12/01/10    $ 1,476,000
Brooks Boveroux                         1,000,000           18.3         $8.25          8/01/10    $ 3,680,000
Brooks Boveroux                           250,000            4.6         $2.75         12/01/10    $   307,500
Timothy Scott, Ph.D.                            0              0             0           N/A            N/A
Eric Wachter, Ph.D.                             0              0             0           N/A            N/A
John Smolik                                     0              0             0           N/A            N/A

----------------------
(1) The options were granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. A portion of the options becomes exercisable on various dates in accordance with the terms of the respective Award Agreements covering the options.

(2) In accordance with Securities and Exchange Commission rules, grant date present value is determined using the Black-Scholes Model. The Black-Scholes Model is a complicated mathematical formula widely used to value exchange-traded options. However, stock options granted by the Company are long-term, non-transferable and subject to vesting restrictions, while exchange-traded options are short-term and can be exercised or sold immediately in a liquid market. The Black-Scholes Model relies on several key assumptions to estimate the present value of options, including the market price, volatility of, and dividend yield on, the security underlying the option, the risk-free rate of return on the date of grant and the estimated time period until exercise of the option. The shares subject to the options granted are identical to the publicly-traded securities of the Company except for restrictions on trading. Due to these restrictions the shares subject to the options granted are worth less than their publicly-traded counterparts. The actual value, if any, that an executive officer may realize will depend on his continued employment through the options vesting period, and the excess of the market price over the exercise price on the date the option is exercised so that there is no assurance that the value realized by an executive officer will be at or near the value estimated by the Black-Scholes Model.

         The following table sets forth information about the Named Officers concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year.


                                          2000 OPTION EXERCISES AND YEAR-END VALUES
                                       Shares                      Number of Securities           Fair Value of Unexercised
                                    Acquired On               Underlying Unexercised Options    In-the-Money Options at Year
                                      Exercise      Value          at Year End 2000 (#)                End 2000 ($)(1)
                                        (#)        Realized
               Name                                  ($)
                                                               Exercisable     Unexercisable    Exercisable    Unexercisable
----------------------------------- ------------- ----------- --------------- ---------------- -------------- -----------------
Taffy J. Williams, Ph.D.                 0            0             0            4,200,000           0               0
Brooks Boveroux                          0            0             0            1,250,000           0               0
Timothy Scott, Ph.D.                     0            0             0                0               0               0
Eric A. Wachter, Ph.D.                   0            0             0                0               0               0
John T. Smolik                           0            0             0                0               0               0

----------------------
(1) For purposes of this table, the "value" of stock options was determined by the difference between the exercise price and $1.75, the closing price for Common Stock on the last business day of the fiscal year. Shares acquired on exercise of these options are not registered under the Securities Act of 1933 and are not freely saleable except in compliance with exemptions from registration, including the holding period and other requirements of Rule 144 thereunder. Consequently, the values set forth in the table are only theoretical values and may not accurately represent actual market value.

STOCK PERFORMANCE GRAPH

         The following graph and chart compares our cumulative total shareholder rate of return on our Common Stock for the period from December 31, 1998 (our Form 10-SB, by which we registered Common Stock under Section 12(g) of the Securities Exchange Act of 1934, became effective on February 10, 1998) to December 31, 2000 (the date our 2000 fiscal year ended), with the cumulative total return of (i) the Nasdaq Stock Market (U.S.) Index and
(ii) the Nasdaq Pharmaceutical Index. The comparison assumes $100 was invested on December 31, 1998 in our Common Stock and in each of the foregoing indices and the re-investment of dividends (we issued no dividends during this time).


      [EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                                          1998        1999        2000
                                          ----        ----        ----
        Photogen Index                    $100        $130        $ 12
        Nasdaq Index                      $100        $186        $112
        Nasdaq Pharmaceuticals Index      $100        $188        $234

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file initial reports of ownership and changes in ownership with the SEC. Those persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file. To our knowledge, based solely on a review of the copies of those reports we received, we believe that all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% stockholders were satisfied on a timely basis, except that Mr. McKeever did not timely file a Form 4 change in beneficial ownership to report a grant by the Company of options to acquire 30,000 shares of our Common Stock. Also, the Company did not receive any Section 16(a) filing from Drs. Wolf, Shaw or Mr. Zimmerman reflecting their termination as Vice Presidents and the termination of their options to purchase shares of our Common Stock.

                                   PROPOSAL 2

                APPROVAL FOR THE COMPANY TO ISSUE 20% OR MORE OF
          ITS OUTSTANDING COMMON STOCK IN FUTURE FINANCING TRANSACTIONS

         On February 9, 2001, the SEC declared our "shelf" registration statement effective. Under the shelf registration, we may issue and sell up to $40,000,000 of our Common Stock from time to time at prices we negotiate with investors at the time of purchase. Currently, we have engaged a placement agent to find non-United States institutional and other investors to purchase our Common Stock. Through March 23, 2001, one institutional investor has purchased 142,035 shares of our Common Stock for gross proceeds of $375,000.

         In any one or more future financing transactions, whether a private offering or a public offering (such as our current shelf registration) of Common Stock and/or preferred stock or other securities exercisable for or convertible into Common Stock, we may desire to issue more than 20% of our currently outstanding Common Stock. However, in accordance with Nasdaq rules, we will not do so without stockholder approval. Based on the number of shares of Common Stock currently outstanding, we would only be able to issue a maximum of about 7.4 million shares under the current shelf registration or in any other type of private or public financing.

         We will need substantial additional financing for our research, clinical testing, product development and marketing programs. We cannot accurately estimate the amount of additional financing required; however, the amount could be an additional $30 - 50 million or more. If we issue additional shares of stock, existing stockholders may be diluted as a result of those issuances. At this time, however, we cannot predict the price at which such shares would be sold or the amount of shares that would be issued. Therefore, we cannot accurately estimate the parameters and effect of any dilution on existing stockholders. If we issue Common Stock, it will have the same voting, dividend and other rights as our currently outstanding Common Stock. The terms of any preferred stock or other instruments exercisable for or convertible into Common Stock, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates, and similar matters will be determined by the Board of Directors before we issue those securities.

         In view of our need for additional funds to pursue clinical development and bring our proposed products to the market, it will be necessary to issue additional Common Stock (or securities exercisable for or convertible into Common Stock). If one or more investors were interested in purchasing substantial amounts of our Common Stock, it would be in our best interests to have the flexibility to take advantage of such a transaction and have the opportunity to issue more than 20% of our Common Stock (or securities exercisable for or convertible into Common Stock).

         THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE COMPANY ISSUING 20% OR MORE OF ITS OUTSTANDING COMMON STOCK IN FUTURE FINANCING TRANSACTIONS.

                                   PROPOSAL 3
     APPROVAL OF THE SENIOR EXECUTIVE LONG TERM INCENTIVE COMPENSATION PLAN

         The Board of Directors believes that it is in the Company's best interests to continue the practice of making stock options available to those senior executives responsible for significant contributions to our business. The Board believes that the equity stake in our development and success afforded by stock options provides senior executives with an incentive to continue to energetically apply their talents to our business.

         In 1998, we established the 1998 Long Term Incentive Compensation Plan (the "1998 Plan") enabling our Compensation Committee to award options to purchase up to 2,000,000 shares of Common Stock to employees and consultants of the Company. As of March 1, 2001, options covering 1,648,500 shares had been granted under the 1998 Plan. We believe this option program has been an important component in our ability to attract talented professionals. We established the 2000 Long Term Incentive Compensation Plan in May 2000 with 2,000,000 shares reserved for issuance (the "2000 Plan"). As of March 1, 2001, options covering 400,000 shares of Common Stock had been granted under the 2000 Plan.

         On May 17, 2000, the Board of Directors unanimously approved the Senior Executive Long Term Incentive Compensation Plan (the "Senior Executive Plan") and directed that it be submitted for consideration and action at the next Annual Meeting. There are 5,000,000 shares reserved for issuance under the Senior Executive Plan and at this time, options covering a total of 4,000,000 shares of Common Stock have been granted to Dr. Williams and Mr. Boveroux (who may be deemed to have an interest in seeing this Proposal approved by the stockholders). Stockholder ratification of the Senior Executive Plan is necessary within 12 months of its adoption by the Board in order to comply with certain provisions of the Internal Revenue Code.

         THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE SENIOR EXECUTIVE LONG TERM INCENTIVE COMPENSATION PLAN.

         The following is a brief but not comprehensive summary of the Senior Executive Long Term Incentive Compensation Plan ("Senior Executive Plan"). The complete text of the Senior Executive Plan is attached as Annex A to this Proxy Statement and you should refer to that Annex for a complete statement of the Plan's provisions.

         INTRODUCTION. The Senior Executive Plan is intended to advance our interests by providing senior executives with additional incentives to promote the success of our business, to increase their proprietary interest in our success and to encourage them to remain in our employ. The Board and its Compensation Committee believe that the Senior Executive Plan is a necessary tool to help us compete effectively with other enterprises for the services of new employees and to retain key employees and directors, all as may be required for the future development of our business. Currently, our Chief Executive Officer and Chief Financial Officer have been awarded options (as set forth in the table below) under the Senior Executive Plan. Currently, one additional executive (our Senior Vice President of Medical and Regulatory Affairs) would be eligible for awards under the Senior Executive Plan.

         The following options have been allocated to the individuals named below:


                                NEW PLAN BENEFITS
             SENIOR EXECUTIVE LONG-TERM INCENTIVE COMPENSATION PLAN

                    Name and Position                         Dollar Value(1)           Number of Units
                    -----------------                         ------------              ---------------

Taffy J. Williams, Director, President and Chief                     0                     3,000,000
Executive Officer

Brooks Boveroux, Senior Vice President - Finance, Chief              0                     1,000,000
Financial Officer

Executive Group                                                      0                     4,000,000

Non-Executive Director Group                                         0                         0

Non-Executive Officer Employee Group                                 0                         0


(1) See note 1 to the table titled "2000 Stock Option Exercises and Year-End Values," above, for an explanation of how the dollar value was calculated and note 2 to the table titled "2000 Stock Option Grants," above, for the grant date present value of the options. Also, the "2000 Stock Option Grants" table provides the exercise prices and expiration dates for those options.

         NATURE OF AWARDS TO BE GRANTED PURSUANT TO THE SENIOR EXECUTIVE PLAN. The Senior Executive Plan provides for the grant of options intended to qualify as "incentive stock options" ("ISOs") under Section 422(b) of the Internal Revenue Code of 1986 (the "Code") and non-qualified stock options ("NQSOs"). The Senior Executive Plan also permits awards of restricted stock. Any award may be subject to various performance goals established by the Compensation Committee.

         COMMON STOCK SUBJECT TO THE SENIOR EXECUTIVE PLAN. The aggregate number of shares of Common Stock covered by the Senior Executive Plan is 5,000,000 shares.

         Shares issued upon exercise of options or awards of Restricted Stock under the Senior Executive Plan may be either authorized but unissued shares or shares re-acquired by the Company. If, on or prior to the termination of the Senior Executive Plan, an award expires or is terminated for any reason without having been exercised or vested in full, the unpurchased or unvested shares will again become available for the grant of awards under the Senior Executive Plan.

         The purchase price of the shares of Common Stock covered by each NQSO will be determined by the Compensation Committee and will be at least the par value of the shares. ISOs will have an exercise price of at least 100% of the fair market value of the Common Stock at the time the option is granted, determined by reference to the closing sale price at which the Common Stock trades on the principal securities exchange on which the shares are traded.

         No option granted to any person who, at the time of such grant, owns (taking into account the attribution rules of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of our stock or of the stock of any of our corporate subsidiaries, may be designated as an ISO unless at the time of such grant the purchase price of the shares of Common Stock covered by such option is at least 110% of the fair market value, but in no event less than the par value, of such shares. The aggregate fair market value (determined at the time each ISO is granted) of the shares of Common Stock with respect to which ISOs issued to any one person are exercisable for the first time during any calendar year may not exceed $100,000.

         Awards of Restricted Stock under the Senior Executive Plan will be made at the discretion of the Compensation Committee and will consist of shares of Common Stock granted to a participant and covered by a Restricted Stock award agreement. At the time of an award, a participant will have the benefits of ownership in respect of such shares, including the right to vote such shares and receive dividends thereon and other distributions, subject to the restrictions in the Senior Executive Plan and in the Restricted Stock award agreement. The shares will be legended and, at our option, may be held in escrow and may not be sold, transferred or disposed of until such restrictions have lapsed. Each award may be subject to a lapsing formula pursuant to which the restrictions on transferability lapse over a particular time period. The Compensation Committee has broad discretion as to the specific terms and conditions of each award, including applicable rights upon certain terminations of employment.

         ADMINISTRATION OF THE SENIOR EXECUTIVE PLAN. The Compensation Committee will administer the Senior Executive Plan. The Compensation Committee has full and exclusive authority to, among other things, determine the grant of awards under the Senior Executive Plan. Dr. Weinstein and Mr. McKeever currently serve as the members of the Compensation Committee.

         PURCHASE OF COMMON STOCK UNDER THE SENIOR EXECUTIVE PLAN. Each award granted under the Senior Executive Plan will be granted pursuant to and subject to the terms and conditions of an award agreement (an "Award Agreement") to be entered into between us and the award holder at the time of the grant. Any Award Agreement will incorporate by reference all of the terms and provisions of the Senior Executive Plan as in effect at the time of grant and may contain other terms and provisions approved by the Compensation Committee.

         The Compensation Committee will determine the expiration date of an award granted under the Senior Executive Plan at the time of grant. Each award will become exercisable or vested in whole, in part or in installments, at the time or times as the Compensation Committee may prescribe and specify in the Award Agreement. Currently, options granted to Dr. Williams and Mr. Boveroux under the Senior Executive Plan vest over a period of three years from the respective grant dates.

         In the event of a "Change in Control" (defined in the Senior Executive Plan) of the Company, awards granted under the Senior Executive Plan, which, by their terms, vest or are exercisable in installments, will become immediately exercisable or vested in full. These provisions of the Senior Executive Plan may have some deterrent effect on certain mergers, tender offers or other takeover attempts, thereby having some potential adverse effect on the market price of our Common Stock.

         The exercise price for options granted under the Senior Executive Plan may be paid in cash. In the discretion of the Compensation Committee, subject to applicable requirements of the Securities Exchange Act of 1934, the optionholder may deliver with his or her exercise notice irrevocable instructions to a broker to promptly deliver to us an amount of sale or loan proceeds sufficient to pay the exercise price. If we do not register the Common Stock underlying options pursuant to a Form S-8, the exercise of options and subsequent resale will be governed by applicable exemptions from registration under the Securities Act of 1933.

         Awards granted under the Senior Executive Plan are assignable or transferable by will or pursuant to the laws of descent and distribution or as otherwise specifically permitted by the Award Agreement or by the Compensation Committee, and options will be exercisable during the awardholder's lifetime by the awardholder himself or herself or any permitted transferee. No holder of any option will have any rights to dividends or other rights of a stockholder with respect to shares subject to an option before exercising the option.

         TERMINATION OF EMPLOYMENT, DEATH OR DISABILITY OF OPTIONHOLDER. Each option, to the extent it has not been previously exercised, will terminate upon the earliest to occur of: (i) the expiration of the option period set forth in the Award Agreement; (ii) for ISOs, the expiration of three months following the Participant's retirement (following the Participant's retirement, NQSOs will terminate upon the expiration of the option period set forth in the Award Agreement); (iii) the expiration of 12 months following the Participant's death or disability; (iv) immediately upon termination for cause; (v) the expiration of 90 days following the Participant's termination of employment for any reason other than cause, Change in Control, death, disability, or retirement; or (vi) at such other time and on such conditions provided for in the Award Agreement. Upon a termination of employment related to a Change in Control, options will be treated in the manner set forth in the Change of Control provisions.

         Upon a Participant's death, disability, or retirement, all Restricted Stock will vest immediately. Each Award Agreement will set forth the extent to which the Participant will have the right to retain unvested restricted shares following termination of the Participant's employment with the Company in all other circumstances. Such provisions will be determined in the sole discretion of the Compensation Committee, will be included in the Award Agreement entered into with each Participant, need not be uniform among all shares of Restricted Stock issued pursuant to the Senior Executive Plan, and may reflect distinctions based on the reasons for termination of employment.

         EXPIRATION, TERMINATION AND AMENDMENT OF THE SENIOR EXECUTIVE PLAN. The Senior Executive Plan may at any time be terminated, modified, altered, suspended or amended by the Board of Directors or the Compensation Committee. The Board of Directors or the Compensation Committee may, insofar as permitted by law, from time to time with respect to any shares of Common Stock at the time not subject to options or other awards, suspend or discontinue the Senior Executive Plan or revise or amend it in any respect whatsoever, except that, without approval of the stockholders of the Company, no such revision or amendment may increase the number of shares available for grants of ISOs under the Senior Executive Plan or alter the class of participants in the Senior Executive Plan. Subject to the provisions described above, the Board of Directors or the Compensation Committee will have the power to amend the Senior Executive Plan and any outstanding awards granted thereunder in such respects as the Board of Directors or the Compensation Committee may, in its sole discretion, deem advisable in order to incorporate in the Senior Executive Plan or any such award any new provision or change designed to comply with or take advantage of requirements or provisions of the Code or other statute, or rules or regulations of the Internal Revenue Service or other federal or state governmental agency enacted or promulgated after the adoption of the Senior Executive Plan.

         FEDERAL TAX CONSEQUENCES. We believe that the following generally summarizes the federal income tax consequences of awards under the Plan for participants and the Company. A participant will not be deemed to have received any income subject to tax at the time a stock option (including an ISO) or Restricted Stock award that is subject to conditions, restrictions or contingencies is awarded, nor will we be entitled to a tax deduction at that time. When a stock option (other than an ISO) is exercised, the participant will be deemed to have received an amount of ordinary income equal to the excess of the fair market value of the shares purchased over the exercise price. The income tax consequences of Restricted Stock Awards will depend on how the awards are structured, but generally, a participant will be deemed to have ordinary income at the time a Restricted Stock Award is distributed to him free of all conditions, restrictions and contingencies. In each case, the Company will be allowed a tax deduction in the year and in an amount equal to the amount of ordinary income that the participant is deemed to have received. The extent of the deduction for certain highly compensated employees may be limited to $1 million annually for performance-based awards under Section 162(m) of the Internal Revenue Code.

         If an ISO is exercised by a participant who satisfies certain employment requirements at the time of exercise, the participant will not be deemed to have received any income subject to tax at such time, although the excess of the fair market value of the Common Stock so acquired on the date of exercise over the exercise price will be an item of tax preference for purposes of the alternative minimum tax. Section 422 of the Code provides that if the Common Stock is held at least one year after the exercise date and two years after the date of grant, the participant will realize a long-term capital gain or loss upon a subsequent sale, measured as the difference between the exercise price and the sales price. If that portion of Common Stock acquired upon the exercise of an ISO which is not held for one year, a "disqualifying disposition" results, at which time, the participant is deemed to have received an amount of ordinary income equal to the lesser of (a) the excess of the fair market value of the Common Stock on the date of exercise over the exercise price or (b) the excess of the amount realized on the disposition of the shares over the exercise price. If the amount realized on the "disqualifying disposition" of the Common Stock exceeds the fair market value on the date of exercise, the gain on the excess of the ordinary income portion will be treated as a capital gain. Any loss on the disposition of Common Stock acquired through the exercise of an ISO is a capital loss. No income tax deduction will be allowed to us with respect to shares of Common Stock purchased by a participant through the exercise of an ISO, provided there is no "disqualifying disposition" as described above. In the event of a "disqualifying disposition", we are entitled to a tax deduction equal to the amount of ordinary income recognized by the participant.

         NEW PLAN BENEFITS. To date, options to acquire 4,000,000 shares of Common Stock have been granted under the Senior Executive Plan. During the 2001 fiscal year the Company may consider hiring additional executive who may become eligible for receipt of Awards under the Senior Executive Plan. At this point, however, we cannot provide information as to the amount of the Awards, if any, that would be granted to such executives under the Senior Executive Plan.

                                   PROPOSAL 4

                         RATIFICATION OF APPOINTMENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         BDO Seidman, LLP, Chicago, Illinois, has served as our independent certified public accountants since 1995, including the 2000 fiscal year. The Board of Directors has approved retaining that firm for the 2001 fiscal year. We expect that a representative of BDO Seidman, LLP will be present at the Annual Meeting and will be available to answer appropriate questions from stockholders.

   Proposal Number 4 at the Annual Meeting is to ratify the selection of BDO Seidman, LLP as our independent certified public accountants for 2001. Although the appointment of independent certified public accountants is not required to be approved by the stockholders, the Board of Directors has decided to ascertain the position of the stockholders on that appointment. The Board will reconsider the appointment of BDO Seidman, LLP if it is not ratified.

         THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF BDO SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR 2001.

         AUDIT COMMITTEE REPORT

         The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and their reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee has reviewed and discussed the Company's audited consolidated financial statements in the Annual Report with management, including a discussion of the quality (not just the acceptability) of the accounting principles, the reasonableness of significant judgment and the clarity of disclosures in the financial statements. The Audit Committee Charter is attached as Annex B to this Proxy Statement.

         BDO Seidman, LLP is the Company's independent auditors. The independent auditors are responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles. The Committee reviewed and discussed with BDO Seidman, LLP the following:

               o BDO Seidman's judgments as to the quality (not just the acceptability) of our auditing principles;
               o The auditors' independence from our management, including the matters in the written disclosures required by the Independent Standards Board in Standard No. 1, as may be modified or supplemented;
               o    The overall scope and plans for BDO Seidman's audits;

               o    BDO Seidman's evaluation of our internal controls;
               o    The overall quality of our financial reporting;
               o Other matters that are required to be discussed with the Committee under generally accepted auditing standards, including the Statement on Auditing Standards No. 61.

         The Committee met with BDO Seidman, with and without management present, to discuss these matters and the results of BDO Seidman's examinations. The Committee held four meetings during the 2000 fiscal year.

         AUDIT FEES. BDO Seidman, LLP billed the Company $74,046 for audit services and $24,354 for other services performed for fiscal year 2000. Included in other services are tax services, work on registration statements and other accounting consultations.

         The directors who serve on the Audit Committee are all "independent" for purposes of the NASDAQ listing standards. That is, the Board has determined that none of the directors who serve on the Audit Committee has a relationship to the Company that may interfere with his independence from the Company or its management.

         In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Committee and the Board also recommended, subject to shareholder ratification, the selection of BDO Seidman, LLP, as the Company's independent auditor.

         DISCLAIMER. This report is being provided to the Company's stockholders solely for informational purposes. You should not consider this report to be "soliciting material" or to be "filed" with the SEC. It also is not subject to the SEC's proxy rules or to the liabilities of Section 18 of the U.S. Securities Exchange Act of 1934. In addition, this report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Federal securities laws.

                                       AUDIT COMMITTEE

                                       Lester H. McKeever, Jr. (Chairman)
                                       Robert J. Weinstein, M.D.
                                       Gene Golub

OTHER MATTERS

         If any other matters are properly presented at the Annual Meeting, including a motion to adjourn, the persons named as Proxies will have discretion to vote on those matters according to their best judgment to the same extent as a person delivering a Proxy would be entitled to vote. At the date this Proxy Statement went to press, we did not anticipate that any other matters would be raised at the Annual Meeting.

                                     ANNEX A

                           PHOTOGEN TECHNOLOGIES, INC.
             SENIOR EXECUTIVE LONG TERM INCENTIVE COMPENSATION PLAN

1.       ESTABLISHMENT, OBJECTIVES AND DURATION.

         a. ESTABLISHMENT OF THE PLAN. Photogen Technologies, Inc. hereby establishes an incentive compensation plan to be known as the "Photogen Technologies, Inc. Senior Executive Long Term Incentive Compensation Plan" (the "Plan"), as set forth in this document. The Plan permits the grant of Incentive Stock Options, Nonqualified Stock Options and Restricted Stock.

         b. OBJECTIVES OF THE PLAN. The objectives of the Plan are to optimize the profitability and growth of the Company through the use of incentives which are consistent with the Company's objectives and which link the interests of Participants to those of the Company's stockholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company's success and to allow Participants to share in the success of the Company.

         c. DURATION OF THE PLAN. The Plan shall become effective as of the date it is approved by the stockholders of Photogen Technologies, Inc. (the "Effective Date"). The Plan shall remain in effect, subject to the right of the Board of Directors or the Committee to amend or terminate the Plan at any time pursuant to Section 11 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Incentive Stock Option be granted under the Plan on or after May 17, 2011.

2.       DEFINITIONS.


Whenever used in the Plan, the following terms shall have the meanings set forth below:

         a. "AFFILIATE" means a "parent corporation" or "subsidiary corporation" as defined in Section 424 of the Code.

         b. "AWARD" means, individually or collectively, a grant under this Plan of Incentive Stock Options, Nonqualified Stock Options or Restricted Stock

         c. "AWARD AGREEMENT" means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan.

         d. "BENEFICIAL OWNER" or "BENEFICIAL OWNERSHIP" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

         e. "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

         f. "CAUSE" shall be determined by the Committee, exercising good faith and reasonable judgment, and shall mean the occurrence of any one or more of the following:

                  i. The willful and continued failure by the Participant to substantially perform his duties (other than any such failure resulting from the Participant's Disability) after a written demand for substantial performance is delivered by the Committee to the Participant that identifies in reasonable detail the manner in which the Committee believes that the Participant has not substantially performed his duties, and the Participant has failed to remedy the situation within 30 calendar days of receiving such notice; or

                  ii. The Participant's conviction for committing an act of fraud, embezzlement, theft or another act constituting a felony; or

                  iii. Any breach by a Participant of any written agreement with the Company, including any agreement concerning a Participant's employment, non-competition or confidentiality of Company proprietary information;

                  iv. The willful engaging by the Participant in gross misconduct materially and demonstrably injurious to the Company, as determined by the Committee; or

                  v. Any act or omission entitling the Company to terminate a Participant's employment for cause as defined in any applicable agreement between the Participant and Company which hereby supercede the standards in clauses (i) through (iv) above to the extent inconsistent.

         g. "CHANGE IN CONTROL" of the Company shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

                  i. The acquisition by any Person of Beneficial Ownership of 50% or more of either (A) the then outstanding shares of Common Stock of the Company, or (B) the combined voting power of the outstanding voting securities of the Company entitled to vote generally in the election of Directors; provided, however, that for purposes of this subsection, the following transactions shall not constitute a Change of
                           Control: (1) any acquisition directly from the Company through a public offering of shares of Common Stock of the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses
                           (A), (B) and (C) of subsection (iii) below;

                  ii. The cessation, for any reason, of the individuals who constitute the Company's Board of Directors as of May 18, 2000 ("Incumbent Board") to constitute at least a majority of the Company's Board of Directors; provided, however, that any individual becoming a Director following said date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs because of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Company's Board of Directors;

                  iii. The consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Business Combination") unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the outstanding shares of Common Stock of the Company and the outstanding voting securities of the Company immediately before such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of Directors, as the case may be, of the Company resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately before such Business Combination of the outstanding shares of Common Stock and the outstanding voting securities of the Company, as the case may be; (B) no party (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 50% or more of, respectively, the then outstanding shares of Common Stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed before the Business Combination; and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Company's Board of Directors at the time of the execution of the initial agreement, or of the action of the Company's Board of Directors, providing for such Business Combination; or

                  iv. The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

         h. "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         i. "COMMITTEE" means the Compensation Committee of the Board, as specified in Section 3 herein, or such other Committee appointed by the Board to administer the Plan with respect to grants of Awards.

         j. "COMPANY" means Photogen Technologies, Inc., a Nevada corporation, and also means any corporation of which a majority of the voting capital stock is owned directly or indirectly by Photogen Technologies Inc. or by any of its Subsidiaries, and any other corporation designated by the Committee as being a Company hereunder (but only during the period of such ownership or designation).

         k. "DIRECTOR" means any individual who is a member of the Board of Directors of the Company.

         l. "DISABILITY", unless a different standard is set forth in any written agreement with a Participant, as applied to a Participant "Disability" means that the Participant (a) has established to the satisfaction of the Committee that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of no less than 12 months (all within the meaning of Section 22(e)(3) of the Code), and (b) has satisfied any requirement imposed by the Committee in regard to evidence of such disability.

         m. "ELIGIBLE PERSON" shall mean any executive officer who is an Employee of the Company or any Affiliate.

         n. "EMPLOYEE" means any executive officer employed by of the Company or an Affiliate.

         o. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

         p. "FAIR MARKET VALUE" Except as otherwise determined by the Committee, the "Fair Market Value" of a share of Common Stock as of any date shall be equal to the closing sale price of a share of Common Stock as reported on The National Association of Securities Dealers' New York Stock Exchange Composite Reporting Tape (or if the Common Stock is not traded on The New York Stock Exchange, the closing sale price on the exchange on which it is traded or as reported by an applicable automated quotation system, including the Nasdaq SmallCap Market or over-the-counter bulletin board) (the "Composite Tape"), on the applicable date or, if no sales of Common Stock are reported on such date, the closing sale price of a share of Common Stock on the date the Common Stock was last reported on the Composite Tape (or any other exchange or automated quotation system, if applicable) as of the date specified by the Committee (and if no date is specified, then on the date of the meeting of the Committee at which the award was granted).

         q. "IMMEDIATE FAMILY MEMBERS" means the spouse, children and grandchildren of a Participant.

         r. "INCENTIVE STOCK OPTION" or "ISO" means an option to purchase Shares granted under Section 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

         s. "INSIDER" shall mean an individual who is, on the relevant date, a Director, a 10% Beneficial Owner of any class of the Company's equity securities that is registered pursuant to
                  Section 12 of the Exchange Act or an officer of the Company, as defined under Section 16 of the Exchange Act and as determined by the Board of Directors from time to time.

         t. "NONEMPLOYEE DIRECTOR" means an individual who is a member of the Board of Directors of the Company but who is not an Employee of the Company.

         u. "NONQUALIFIED STOCK OPTION" or "NQSO" means an option to purchase Shares granted under Section 6 herein and which is not intended to meet the requirements of Code Section 422.

         v. "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Section 6 herein.

         w. "OPTION PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option.

         x. "PARTICIPANT" means an Eligible Person who has outstanding an Award granted under the Plan.

         y. "PERIOD OF RESTRICTION" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance objectives, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares of Restricted Stock are subject to a substantial risk of forfeiture, as provided in Section 7 herein.

         z.       "PERSON" shall have the meaning ascribed to such term in
                  Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

         aa. "RESTRICTED STOCK" means an Award granted to a Participant pursuant to Section 7 herein.

         bb. "RETIREMENT" unless a different standard is set forth in any written agreement with a Participant, as applied to a Participant "Retirement" means the Participant's termination of employment in a manner which qualifies the Participant to receive immediately payable retirement benefits under any applicable retirement plan maintained by the Company (the "Retirement Plan"), under the successor or replacement of such Retirement Plan if it is then no longer in effect, or under any other retirement plan maintained or adopted by the Company which is determined by the Committee to be the functional equivalent of such Retirement Plan; or, with respect to a Participant who may not or has not participated in a retirement plan or if there is no such retirement plan maintained by the Company or an Affiliate, "Retirement" shall have the meaning determined by the Committee from time to time.

         cc. "SHARES" means Common Stock of Photogen Technologies, Inc., par value $.001 per share.

         dd. "SUBSIDIARY" means any corporation, partnership, joint venture or other entity in which the Company has a majority voting interest.

3.       ADMINISTRATION.

         a. THE COMMITTEE. The Plan shall be administered by the Committee, or by any other committee appointed by the Board, which Committee shall consist solely of two or more "Nonemployee Directors" within the meaning of Rule 16b-3 under the Exchange Act, or any successor provision. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

         b. AUTHORITY OF THE COMMITTEE. Except as limited by law and subject to the provisions herein, the Committee shall have full power in its discretion to select Eligible Persons who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards (including vesting periods and restrictions); prescribe the form of, construe and interpret any agreement or instrument entered into under the Plan as they apply to Participants; construe and interpret the terms and conditions of this Plan; establish, amend, or waive rules and regulations for the Plan's administration as they apply to Participants; alter, amend, suspend or terminate the Plan in whole or in part; and (subject to the provisions of Section 11 herein) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authority as identified herein.

         c. DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Employees, Participants and their estates and beneficiaries.

         d. COSTS OF PLAN. The costs and expenses incurred in the operation and administration of the Plan shall be borne by the Company.

         e. INDEMNIFICATION. Each person who is or shall have been a member of the Committee shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, to the fullest extent permitted by the Nevada General Corporation Law. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Sections of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. In addition, a member of the Committee, in the performance of any act (or in refraining from taking any action) in connection with the Plan, shall not be liable to the Company, its stockholders, Employees, Participants or any person when relying in good faith upon the records of the Company or upon such information or statements presented to the Company by any of its officers, employees or other persons as to matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Company.

4.       SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS.

         a. NUMBER OF SHARES AVAILABLE FOR GRANTS. Subject to adjustment as provided in Section 4(b) herein, the number of Shares hereby reserved for issuance to Participants under the Plan shall be 5,000,000. Shares issued upon exercise of Options or Awards of Restricted Stock under the Plan may be either authorized but unissued Shares or Shares re-acquired by the Company. If, on or prior to the termination of the Plan, an Award granted thereunder expires or is terminated for any reason without having been exercised or vested in full, the unpurchased or unvested Shares covered thereby will again become available for the grant of Awards under the Plan. Shares of Common Stock covered by Options surrendered in connection with the exercise of other Options shall not be deemed to have been exercised and shall again become available for the grant of awards under the Plan.

         b. ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under
                  Section 4(a), in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the Award limits set forth in Section 4(a), as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

5.       ELIGIBILITY AND PARTICIPATION.

         a. ELIGIBILITY. All Eligible Persons are eligible to participate in this Plan.

         b. ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may from time to time in its discretion select Eligible Persons to whom Awards shall be granted and shall determine the nature and amount of each Award.

         c. PERFORMANCE-BASED AWARDS. The Committee may, in its discretion, grant Awards that are wholly contingent on the attainment of performance goals established by the Committee from time to time. The performance goals may relate to one or more of the following performance measures, as determined by the Committee for each applicable performance period: (i) return to stockholders, (ii) cash flow, (iii) return on equity, (iv) Company created income (for example, income due to Company initiated cost reductions or productivity improvements), (v) sales growth, (vi) earnings and earnings growth, (vii) return on assets, (viii) stock price, (ix) earnings per share, (x) market share, (xi) customer satisfaction, and (xii) attaining regulatory approvals or other regulatory benchmarks. Any such performance goals and the applicable performance measures will be determined by the Committee at the time of grant and reflected in an Award Agreement. The number or value of performance-based stock Awards that will be paid out to any Participant at the end of the applicable performance period, which may be one year or longer as determined by the Committee, will depend on the extent to which the Company attains the established performance goals. Awards intended to be performance-based stock Awards shall be subject to such restrictions and conditions as may be required under
                  Section 162(m) to be performance-based compensation thereunder.

6.       STOCK OPTIONS.

         a. GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

         b. AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine, which need not be uniform for all Participants. The Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Code
                  Section 422, or an NQSO whose grant is intended not to fall under the provisions of Code Section 422; or whether the Option will convert from an ISO to an NQSO upon the occurrence of one or more events.

         c. PROVISIONS FOR NQSOs. Each Stock Option intended to be a Non-Qualified Stock Option shall be subject to the terms and conditions which the Committee determines to be appropriate, subject to the following minimum standards for any such Non-Qualified Stock Option:

                  i. The option price (per share) of the Shares covered by each Non-Qualified Stock Option shall be determined by the Committee but shall not be less than the par value per share of Common Stock.

                  ii. Each Award Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Stock Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events; and

                  iii. Exercise of any Stock Option may be conditioned upon the Participant's execution of a Share purchase agreement in form satisfactory to the Committee providing, among other things, that:

                           (1) The Participant's or the Participant's estate, heirs and representatives right to sell the Shares may be restricted; and

                           (2) The Participant or the Participant's estate, heirs and representatives may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

         d. PROVISIONS FOR ISOs. Each Stock Option intended to be an Incentive Stock Option shall be issued only to an Employee and be subject to at least the following terms and conditions, with such additional restrictions or changes as the Committee determines are appropriate but not in conflict with Code Section 422 and relevant regulations and rulings of the Internal Revenue
                  Service:

                  i. The Incentive Stock Option shall meet the minimum standards required of Non-Qualified Stock Options, as described in Section 6(c) except clause (i) thereunder.

                  ii. Immediately before the Incentive Stock Option is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Code
                           Section 424(d):

                           (1) Ten percent (10%) or less of the total combined voting power of all classes of share capital of the Company or an Affiliate, the option price per share of the Shares covered by each Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value per share of the Shares on the date of the grant of the Incentive Stock Option.

                           (2) More than ten percent (10%) of the total combined voting power of all classes of share capital of the Company or an Affiliate, the option price per share of the Shares covered by each Incentive Stock Option shall not be less than one hundred ten percent (110%) of the said Fair Market Value on the date of grant.

                  iii.     For Participants who own:

                           (1) Ten percent (10%) or less of the total combined voting power of all classes of share capital of the Company or an Affiliate, each Incentive Stock Option shall terminate not more than ten (10) years from the date of the grant or at such earlier time as the Award Agreement may provide;

                           (2) More than ten percent (10%) of the total combined voting power of all classes of share capital of the Company or an Affiliate, each Incentive Stock Option shall terminate not more than five (5) years from the date of the grant or at such earlier time as the Award Agreement may provide.

                  iv. The Award Agreements shall restrict the amount of Options which may be exercisable in any calendar year (under this or any other Incentive Stock Option plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each Incentive Stock Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant in any calendar year does not exceed one hundred thousand dollars ($100,000), provided that this subparagraph shall have no force or effect if its inclusion in the Plan is not necessary for Options issued as Incentive Stock Options to qualify as Incentive Stock Options pursuant to Section 422(d) of the Code.

                  v. No Incentive Stock Options shall be granted after the date which is the earlier of ten (10) years from the date of the adoption of the Plan by the Company and the date of the approval of this Plan by the shareholders of the Company.

                  vi. Each Participant who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Participant makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an Incentive Stock Option. A Disqualifying Disposition is any disposition (including any sale) of such shares before the later of (i) two years after the date the Participant was granted the Incentive Stock Option, or (ii) one year after the date the Participant acquired shares by exercising the Incentive Stock Option. If the Participant has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

         e. PAYMENT. Options granted under this Section 6 shall be exercised in accordance with the applicable Award Agreement by the delivery of a proper notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised. No shares of Common Stock shall be issued on the exercise of an Option unless the Option Price is paid for in full at the time of exercise. Payment shall be made in cash, which may be paid by check or other instrument acceptable to the Committee. In addition, subject to compliance with applicable laws and regulations and such conditions as the Committee may impose, the Option holder may deliver with his exercise notice irrevocable instructions to a broker to promptly deliver to the Company an amount of sale or loan proceeds sufficient to pay the exercise price or other methods approved by the Committee. As soon as practicable after receipt of proper notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

         f. RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Section 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any state securities laws applicable to such Shares.

         g. TERMINATION OF EMPLOYMENT. Each Option, to the extent it has not been previously exercised, shall terminate: (a) upon the expiration of the Option period set forth in the Award Agreement; (b) for ISOs, upon the expiration of three months following the Participant's Retirement (following the Participant's Retirement, NQSOs shall terminate upon the expiration of the Option period set forth in the Option Award Agreement); (c) upon the expiration of 12 months following the Participant's death or Disability; (d) immediately upon termination for Cause; (e) upon the expiration of 90 days following the Participant's termination of employment for any reason other than Cause, Change in Control, death, Disability, or Retirement; or (f) at such other time or times and on such conditions provided for in the Award Agreement. Upon a termination of employment related to a Change in Control, Options shall be treated in the manner set forth in Section 10.

         h.       NONTRANSFERABILITY OF OPTIONS.

                  i. INCENTIVE STOCK OPTIONS. No ISO granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

                  ii. NONQUALIFIED STOCK OPTIONS. The Committee may, in its discretion, authorize all or a portion of NQSOs granted to a Participant to be on terms which permit transfer by such Participant to (i) Immediate Family Members, (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (A) there may be no consideration for any such transfer, (B) the Award Agreement pursuant to which such Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section, and (C) subsequent transfers of transferred Options shall be prohibited except those by will or the laws of descent and distribution. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of this Plan, the term "Participant" shall be deemed to refer to the transferee. The events of termination of employment shall continue to be applied with respect to the original Participant, following which the Options shall be exercisable by the transferee only to the extent, and for the periods specified in this Section 6(h). Notwithstanding the foregoing, should the Committee provide that Options granted be transferable, the Company by such action incurs no obligation to notify or otherwise provide notice to a transferee of early termination of the Option. In the event of a transfer, as set forth above, the original Participant is and will remain subject to and responsible for any applicable withholding taxes upon the exercise of such Options.

7.       RESTRICTED STOCK.

         a. GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine. Without limiting the generality of the foregoing, Restricted Shares may be granted in connection with payouts under other compensation programs of the Company.

         b. RESTRICTED STOCK AGREEMENT. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

         c. TRANSFERABILITY. Except as provided in this Section 7, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

         d. OTHER RESTRICTIONS. Subject to the Plan, the Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance objectives, time-based restrictions on vesting following the attainment of the performance objectives, and/or restrictions under applicable federal or state securities laws. At the discretion of the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied. Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction, subject to applicable securities laws.

         e. VOTING RIGHTS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

         f. DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. Such dividends may be paid currently, accrued as contingent cash obligations, or converted into additional shares of Restricted Stock, upon such terms as the Committee establishes. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. In the event that any dividend constitutes a "derivative security" or an "equity security" pursuant to Rule 16(a) under the Exchange Act, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

         g. TERMINATION OF EMPLOYMENT. Upon a Participant's death, Disability, or Retirement, all Restricted Shares shall vest immediately. Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to retain unvested Restricted Shares following termination of the Participant's employment with the Company in all other circumstances. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

8.       BENEFICIARY DESIGNATION.

         A Participant under the Plan may make written designation of a beneficiary on forms prescribed by and filed with the Secretary of the Company. Such beneficiary, or if no such designation of any beneficiary has been made, the legal representative of such Participant or such other person entitled, hereto as determined by a court of competent jurisdiction, may exercise, in accordance with and subject to the provisions of Section 6, any unterminated and unexpired Option granted to such Participant to the same extent that the Participant himself could have exercised such Option were he alive or able; provided, however, that no Option granted under the Plan shall be exercisable for more Shares than the Participant could have purchased thereunder on the date his employment by, or other relationship with, the Company and its Subsidiaries was terminated.

9.       RIGHTS OF ELIGIBLE PERSONS AND PARTICIPANTS.

         Nothing in this Plan or any Award Agreement shall be deemed to: prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant; prevent a Participant from terminating his or her own employment, consultancy or director status; give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time; confer on any person any right to be selected as a Participant.

10.      CHANGE IN CONTROL.

         a. TREATMENT OF OUTSTANDING AWARDS. Upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

                  i. Any and all Options granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire term; and

                  ii. Any restriction periods and restrictions imposed on Shares of Restricted Stock shall lapse; provided, however, that the degree of vesting associated with Restricted Stock which has been conditioned upon the achievement of performance conditions pursuant to
                           Section 5(c) herein shall be determined in the manner set forth in Section 7(d) herein.

         b. TERMINATION, AMENDMENT, AND MODIFICATIONS OF CHANGE-IN-CONTROL PROVISIONS. Notwithstanding any other provision of this Plan or any Award Agreement provision, the provisions of this
                  Section 10 may not be terminated, amended, or modified on or after the date of a Change in Control to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant's outstanding Awards.

11.      AMENDMENT, MODIFICATION, AND TERMINATION.

         a. AMENDMENT, MODIFICATION, AND TERMINATION. Subject to Section 10(b) herein, the Board or the Committee may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part, except that, without approval of the stockholders of the Company, no such revision or amendment shall increase the number of shares available for grants of ISOs under the Plan or alter the class of participants in the Plan. Notwithstanding the foregoing, neither the Company nor the Board or Committee on its behalf may cancel outstanding Awards and issue substitute Awards in replacement thereof or reduce the exercise price of any outstanding Options without stockholder approval.

         b. ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

         c. AWARDS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

12.      WITHHOLDING.

         a. TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

         b. SHARE WITHHOLDING. To the extent provided by the Committee, a Participant may elect to have any distribution to be made under this Plan to be withheld or to surrender to the Company shares of Common Stock already owned by the Participant to fulfill any tax withholding obligation.

13.      SUCCESSORS.

         All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase of all or substantially all of the business and/or assets of the Company, or a merger, consolidation or otherwise.

14.      LEGAL CONSTRUCTION.

         a. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular; and, the singular shall include the plural.

         b. SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the illegal or invalid provision shall be modified to the extent necessary to be legal and valid and shall be enforced as modified.

         c. REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

d. SECURITIES LAW COMPLIANCE. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

         e. GOVERNING LAW. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the state of Nevada.

15.      RIGHTS AS A SHAREHOLDER.


         No Participant to whom an Award has been granted shall have rights as a shareholder with respect to any Shares covered by such Award, except after due exercise of the Award and tender of the full purchase price for any Shares being purchased pursuant to such exercise and registration of the Shares in the Company's share register in the name of the Participant. Nothing in this Plan shall affect a Participant's employment or other engagement by the Company, including the Company's right to terminate such employment or engagement.


16.      PURCHASE FOR INVESTMENT.

         a. Unless the offering and sale of the Shares to be issued upon the particular exercise of an Option shall have been effectively registered under the Securities Act of 1933 (the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the person(s) who exercise such Option shall represent and warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares. The person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

                  "The shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, or under state securities laws to the extent applicable. The shares may not be sold, offered for sale, or otherwise transferred in the absence of an effective registration statement under said Act (and any registration or qualification as may be required under such state laws) or an opinion of counsel satisfactory to the company and its counsel that such registration or qualification is not required."

         b. Unless the offering The Company may delay issuance of the Shares until completion of any action or obtaining of any consent which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws).

                                     ANNEX B

                                   CHARTER OF
                           PHOTOGEN TECHNOLOGIES, INC.
                                 AUDIT COMMITTEE

MISSION STATEMENT

     The Board of Directors has established a committee of its members known as the Audit Committee. The Audit Committee ("Committee") will assist the Board of Directors of Photogen Technologies, Inc. (the "Company") in fulfilling its oversight responsibilities regarding the Company's financial reporting process. The Committee will review the financial reporting process, the system of internal control, the audit process, and the Company's process for monitoring compliance with laws and regulations and with the Company's standard operating procedures and policies ("Compliance Policies"). In performing its duties, the Committee will maintain effective working relationships with the Company's Board of Directors, management, and external independent public accountants ("External Auditors") and internal auditors, if any. To effectively perform his role, each Committee member will obtain an understanding of the detailed responsibilities of Committee membership as well as the Company's business, operations and risks.

I.   ORGANIZATION

     A. The Committee shall consist of three (3) or more members to be selected by the Company's Board of Directors.

     B. All of the members shall be "independent directors" or qualify under the exceptions thereto, as such are described by National Association of Securities Dealers ("NASD") rule making, as amended from time to time. The Board of Directors shall certify and appoint one (1) member who possesses the requisite financial sophistication and who may also be chairman of the Committee. All members of the Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheets, income statements and cash flow statements.

     C. The Committee shall have at least the following meetings: a meeting prior to the initiation of the audit of the Company's fiscal year statements; a meeting following the Company's independent auditors' preparation of the Company's fiscal year statements; and meetings at such other times as deemed necessary by the Company's Board of Directors or the Chairman of the Committee.

II.  ROLES AND RESPONSIBILITIES

     A.   INTERNAL CONTROL

          1. The Committee shall evaluate whether management is setting the appropriate tone by communicating the importance of internal controls and ensuring that all individuals possess an understanding of their roles and responsibilities;

          2. Consider and review with the External Auditor the adequacy of the Company's internal controls, including computerized information systems and security;

          3. Gain an understanding of whether internal control recommendations made by either any internal auditors or External Auditors have been implemented by the management; and

          4. Ensure that External Auditors keep the Committee informed about fraud, illegal acts, deficiencies in internal control, and certain other matters.

     B.   FINANCIAL REPORTING

          1.   General Responsibilities of the Committee:

               (a) Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements; and

               (b) Inquire of management, External Auditors and internal auditors, if any, about significant risks and exposures and the plans to minimize such risks.

          2.   With respect to annual financial statements the Committee shall:

               (a) Review the annual financial statements and determine whether they are complete and consistent with the information known to Committee members;

               (b) Discuss with the External Auditors their qualitative judgements about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices adopted by the Company;

               (c) Meet with management and the External Auditors to review the financial statements and the results of the audit;

               (d) Discuss with the External Auditors any significant estimates made by management;

               (e) Review management's handling of proposed audit adjustments identified by the External Auditors and the resolution thereof;

               (f) Review the MD&A and other sections of the Company's annual report before its release to determine if the information is adequate and consistent with members' knowledge about the Company and its operations; and

               (g) Ensure that the External Auditors communicate certain required matters to the Committee.

          3.   With respect to interim financial statements the Committee shall:

               (a) Determine how management develops and summarizes quarterly financial information, the extent of internal audit involvement, if any in the preparation of the financial statements and confirm that External Auditors review quarterly financial information prior to filing the Company's 10-Q;

               (b) As a whole, or the Chairman alone, shall meet with management and with the External Auditors, either telephonically or in person, to review the interim financial statements and the results of the review;

               (c) Seek to determine the fairness of the interim statements and disclosures, obtaining explanations from management, the External Auditors and the internal auditors, if any, with respect to:

                    i. Circumstances where the actual financial results for the quarter or interim period varied significantly from budgeted or projected results;

                    ii. Ensuring that the Company's compliance with generally accepted accounting principles has been consistently applied;

                    iii. Any actual or proposed changes in accounting or
                         financial reporting practices;

                    iv.  Any significant or unusual events or transactions;

                    v. Confirming that the Company's financial and operating controls are functioning effectively;

                    vi. Confirming that the interim financial statements contain adequate and appropriate disclosures.

               (d) Ensure that the External Auditors communicate certain required matters to the Committee.

     C.   WITH RESPECT TO COMPLIANCE WITH LAWS AND REGULATIONS THE COMMITTEE
          SHALL:

          1. Review the effectiveness of the Company's system for monitoring compliance with laws and regulations and the results of management's investigation and action (including disciplinary action) on any fraudulent acts or accounting irregularities;

          2. Periodically obtain updates from management, general counsel, and the chief financial officer regarding compliance;

          3. Make reasonable inquiry to determine that all regulatory compliance matters have been considered in the preparation of the financial statements; and

          4. Review the findings of any examinations by regulatory agencies, including Nasdaq and the Securities and Exchange Commission.

     D. WITH RESPECT TO COMPLIANCE WITH THE COMPANY'S COMPLIANCE POLICIES THE COMMITTEE SHALL:

          1. Ensure that the Company's Compliance Policies is disseminated to all employees, including at the initiation of employment of all new employees;

          2. Evaluate whether management is properly communicating the importance of the Compliance Policies and the guidelines for acceptable business practices;

          3. Review the Company's monitoring for compliance with the Compliance Policies; and

          4. Periodically obtain updates from management and counsel regarding compliance.

     E. WITH RESPECT TO INTERNAL AUDIT THE COMMITTEE SHALL MONITOR AND IMPLEMENT AN INTERNAL AUDIT WHEN APPROPRIATE THAT SHALL:

          1. Review the activities and organizational structure of the Company's internal audit function;

          2. Review the qualifications of the internal audit function and concur in the appointment, replacement, reassignment, or dismissal of the senior person responsible for any internal audit; and

          3. Review whether an internal audit function is necessary in light of the Company's business and operations, and review the effectiveness of any internal audit function implemented.

     F.   EXTERNAL AUDIT, WITH RESPECT THERETO, THE COMMITTEE SHALL:

          1. Prior to the commencement of the fiscal year audit, review the External Auditors' proposed audit scope and approach;

          2. Review the performance of the External Auditors and recommend to the Board of Directors the appointment or discharge of the External Auditors; and

          3. Review and confirm the independence of the External Auditors by reviewing the non-audit services provided and the External Auditors' assertion of their independence in accordance with professional standards.

     G.   THE COMMITTEE SHALL PERFORM THE FOLLOWING ADDITIONAL RESPONSIBILITIES:

          1. Meet with the External Auditors, chief financial officer, and management in separate executive sessions to discuss any matters that the Committee or these parties believe should be discussed privately;

          2. Ensure that significant findings and recommendations made by the External Auditors and then by the internal auditors, if any, are received and discussed on a timely basis;

          3. Review, with Company's outside counsel, any legal matters that could have a significant impact on the Company's financial statements;

          4. Review the policies and procedures in effect for considering officers' expenses and management perquisites;

          5. Where determined by the Board of Directors, conduct or authorize special investigations within the scope of the Committee's responsibility and, if appropriate, hire special counsel or experts to assist;

          6. Perform other oversight functions as requested by the Board of Directors; and

          7. Periodically review and update this Charter, which amendments shall require the approval of the Board of Directors.

III. REPORTING RESPONSIBILITIES

     A. The Committee shall report regularly to the Board of Directors about Committee activities, including but not limited to, quarterly and annual financial reporting, and make appropriate recommendations to the Board of Directors, management, the External Auditors and the internal auditors, if any.

                           PHOTOGEN TECHNOLOGIES, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                                   MAY 7, 2001

                                      PROXY

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Taffy J. Williams, Ph.D. and Theodore Tannebaum, or either one of them acting singly in the absence of the other, with full power of substitution, the proxy and proxies of the undersigned to vote the shares of Common Stock, par value $.001 per share, of Photogen Technologies, Inc. (the "Company"), which the undersigned could vote, and with all power the undersigned would possess, if personally present at the Annual Meeting of Stockholders of the Company to be held at the Ritz Carlton Hotel, 160 East Pearson Street, Chicago, Illinois, on Monday, May 7, 2001, at 10:00 a.m., Chicago Time, and any adjournment thereof, all as set forth in the accompanying Proxy Statement:


                           ^  FOLD AND DETACH HERE  ^

                         PHOTOGEN TECHNOLOGIES, INC.
  PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY   /  /

                               For     Withheld       For All
                               All        All     Except as noted
1. Election of Directors.      / /        / /           / /

INSTRUCTION: To withhold authority to vote for any individual nominee, mark a line through the nominee's name in the list below.

          01 Eugene Golub              05 Eric Wachter, Ph.D.
          02 Aidan King                06 Robert J. Weinstein, M.D.
          03 Lester H. McKeever, Jr.   07 Taffy J. Williams, Ph.D.
          04 Theodore Tannebaum

                                               For    Against    Abstain
2. Approval of the Company issuing more than   / /      / /        / /
   twenty percent (20%) of its outstanding
   common stock in future financing
   transactions.

                                               For    Against    Abstain
3. Approval of the Senior Executive Long       / /      / /        / /
   Term Incentive Compensation Plan.

                                               For    Against    Abstain
4. Ratification of BDO Seidman, LLP            / /      / /        / /
   as the Company's independent public
   accountants for 2001.

                                               For    Against    Abstain
5. In their discretion, to act upon            / /      / /        / /
   any matters incidental to the
   foregoing and such other business
   as may properly come before the
   Annual Meeting, or any adjournment
   thereof.

          This Proxy when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Items 1, 2, 3 and 4 above and in the discretion of the appointed proxies upon such other business as may properly come before the meeting. Any holder who wishes to withhold the discretionary authority referred to in Item 5 above should mark a line through the entire Item.

          The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.

                                       Dated                , 2001
                                              --------------

                                       -------------------------------------
                                                  Signature(s)

                                       -------------------------------------
                                       (Please sign exactly and as fully as
                                       your name appears on your stock
                                       certificate. If shares are held
                                       jointly, each stockholder must sign.
                                       When signing as an attorney,
                                       executor, administrator, or
                                       guardian, please give full title as
                                       such.)


                           ^  FOLD AND DETACH HERE  ^


                        PLEASE VOTE, SIGN, DATE AND RETURN
                            THIS PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                             NO POSTAGE IS REQUIRED.